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                                                                    EXHIBIT 10.3

                              SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                              --------------------

     SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") dated as of September 30, 1997, by and between TIER TECHNOLOGIES, INC., a California corporation (the "Company") and JAMES L. BILDNER ("Bildner").

     WHEREAS, the Company and Bildner are parties to a First Amended and Restated Employment Agreement dated as of December 31, 1996 (the "Employment Agreement"); and

     WHEREAS, the parties desire to amend the Employment Agreement in order to extend the term of the Employment Agreement;

     NOW THEREFORE, in consideration of the mutual benefits derived from this Amendment and of the agreements, covenants and provisions hereof, the parties hereto agree as follows:

     1. Section 3.1 of the Employment Agreement is hereby amended and restated to read in its entirety as follows:

               "3.1.    Term.  The "Term" of employment under this Agreement
                        ----
           means the period commencing on December 31, 1996 and expiring on August 1, 2001 or the earlier termination hereof pursuant to Section 4.1."

     2. This Amendment shall not extend or otherwise modify the vesting period of Stock Options granted under Section 2.3 of the Employment Agreement, the terms of loan forgiveness under Section 2.7(a) of the Employment Agreement or the continuation of the Housing Allowance beyond December 31, 1999.

     3. Effective January 1, 2000, the Company agrees to pay Mr. Bildner a Base Salary of not less than the greater of $375,000 or $50,000 in excess of the highest Base Salary previously paid to Mr. Bildner by the Company during the Term of the Employment Agreement.

     4. As amended hereby, the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                   TIER TECHNOLOGIES, INC.


                   By: /s/ George K. Ross
                   Title: Senior Vice President and Chief Financial Officer
                   Address:   1350 Treat Blvd., Ste. 250
                              Walnut Creek, CA  94596


                   /s/ James L. Bildner
                   JAMES L. BILDNER
                   Address:   1350 Treat Blvd., Ste. 250
                              Walnut Creek, CA  94596